Securities Act File No. 333-262101

Investment Company Act File No. 811-23774

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 10 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 12 [X]

Cantor Select Portfolios Trust
(Exact Name of Registrant as Specified in Charter)

110 E. 59th Street, New York, NY 10022
 (Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (212) 915-1722

Corporation Services Company

251 Little Falls Drive

Wilmington, Delaware 19808

New Castle County
(Name and Address of Agent for Service)

With Copies to:

Terrence O. Davis & Tanya L. Boyle DLA Piper LLP 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b);

[ ] on (date) pursuant to paragraph (b);

[ ] 60 days after filing pursuant to paragraph (a)(1);

[ ] on (date) pursuant to paragraph (a)(1);

[X] 75 days after filing pursuant to paragraph (a)(2); or

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS | [___], 2024

Cantor Select Portfolios Trust

Fund	Class A Ticker	Institutional Class Ticker	Class R6 Ticker
Cantor Fitzgerald High Income Fund	ATPAX	ATPYX	[__]
Cantor Fitzgerald Equity Opportunity Fund	ATGAX	ATGYX	[__]

This prospectus contains information about the Funds that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Page

Summary – Cantor Fitzgerald High Income Fund
Summary – Cantor Fitzgerald Equity Opportunity Fund
Additional Information about the Fund’s Investment Objective, Principal Investment Strategies, and Risks
Investment Objective
Principal Investment Strategies
Principal Risks of Investing in the Fund
Temporary Defensive Positions
Disclosure of Portfolio Holdings
Management of the Funds
Distributor
Investing in the Funds
How to Reduce Your Sales Charge
Purchase and Redemption Price
Buying or Selling Shares Through a Financial Intermediary
Purchasing Shares
Redeeming Shares
Frequent Purchases and Redemptions
Shareholder Statements and Reports
Other Important Investment Information
Dividends, Distributions, and Taxes
Financial Highlights
Additional Information	Back Cover
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Cantor Fitzgerald High Income Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald High Income Fund (the “Fund”) seeks to obtain high current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page [__] and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page [__].

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

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	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	None	None
Other Expenses[1]	0.47%	0.47%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.33%	1.13%	1.06%
Fee Waivers/ Reimbursements[2]	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.21%	1.01%	0.94%

1.Other Expenses are restated to reflect current contractual fees.

2 The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.20%, 1.00%, and 0.93% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares respectively, until [__], 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
Class A	$691	$949	$1,239	$2,063
Institutional Class	$103	$334	$598	$1,351
Class R6	$96	$313	$560	$1,271

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2023, the Predecessor Fund’s (defined in “Performance Information” below) portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the Fund purchases can be of any maturity, but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), applies a “bottom up” approach in choosing investments. The Sub-Advisor considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Sub-Advisor also employs a relative value analysis and fundamental credit research on potential investments in an effort to identify companies with attractive characteristics such as improving balance sheets, improving cash flow or interest coverage, improving earnings, hidden or unappreciated value, management quality, and/or strong business models.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may also invest in subordinated securities and may hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal

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amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets

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could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices

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of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that

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have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Valuation Risk. Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate

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taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class (formerly, Class Y) performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on [___], 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund.

Performance information for the periods presented below does not reflect the Fund’s current Advisor or Sub-Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at [FUND WEBSITE].

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6837) or by visiting the Fund’s website at [FUND WEBSITE].

Calendar year-by-year total return (Institutional Class)

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 During the periods illustrated in this bar chart, Institutional Class’s highest quarterly return was 5.03% for the quarter ended December 31, 2023, and its lowest quarterly return was (7.02)% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2023	1 year	5 years	10 years
Institutional Class return before taxes	9.29%	4.46%	3.82%
Institutional Class return after taxes on distributions	7.20%	2.63%	1.93%
Institutional Class return after taxes on distributions and sale of Fund shares	5.44%	2.63%	2.08%
Class A return before taxes	4.52%	3.39%	3.19%
Bloomberg US Corporate High Yield Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)*	13.44%	5.37%	4.60%

* Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”).

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

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MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
David Schiffman	Lead Portfolio Manager for the Fund Portfolio Manager of the Sub-Advisor	Since October 2021
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since [__] 2024

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald High Income Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

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PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cantor Fitzgerald Equity Opportunity Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Equity Opportunity Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page [__] and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page [__].

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

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	Class A	Institutional Class	Class R6
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.45%	0.45%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.19%

1.Other Expenses are restated to reflect current contractual fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment

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has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Institutional Class	$128	$400	$692	$1,523
Class R6	$121	$378	$654	$1,443

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2023, the Predecessor Fund’s (defined in “Performance Information” below) portfolio turnover rate was 107% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 80% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Mid-cap companies have typically represented a large portion of the companies identified by the research process. Although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

The Fund may invest up to 15% of its net assets in foreign securities.

The Fund may also hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal

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amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Small and Mid-Sized Companies. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories and capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices Aquila Investment Management LLC (the “Manager”) thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Portfolio Turnover Risk. If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

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Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Aquila Opportunity Growth Fund, a series of Aquila Funds Trust (the “Second Predecessor Fund”) acquired the assets and liabilities of Aquila Three Peaks Equity Opportunity Fund (the “First Predecessor Fund”) on October 11, 2013. The Fund acquired all of the assets and liabilities of the Second Predecessor Fund (together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on [___], 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i)

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the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds.

Performance information for the periods presented below does not reflect the Fund’s current Advisor or Sub-Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at [FUND WEBSITE].

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6837) or by visiting the Fund’s website at [FUND WEBSITE].

Calendar year-by-year total return (Institutional Class)

 During the periods illustrated in this bar chart, Institutional Class’s highest quarterly return was 16.53% % for the quarter ended December 31, 2020, and its lowest quarterly return was (25.22)% for the quarter ended March 31, 2020.

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Average annual total returns for periods ended December 31, 2023	1 year	5 years	10 years
Institutional Class return before taxes	12.67%	11.32%	8.62%
Institutional Class return after taxes on distributions	12.67%	8.76%	6.87%
Institutional Class return after taxes on distributions and sale of Fund shares	7.50%	8.66%	6.71%
Class A return before taxes	7.59%	10.02%	7.82%
CRSP U.S. Mid-Cap Index (reflects no deduction for fees, expenses, or taxes)	15.98%	12.73%	9.44%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)*	26.29%	15.69%	12.03%

* Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global. All rights reserved.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
Eivind Olsen, CFA	Lead Portfolio Manager for the Fund Portfolio Manager of the Sub-Advisor	Since [___] 2024
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since [___] 2024

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

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The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Equity Opportunity Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS

Information about the investment objective and principal investment strategy for each of the Cantor Fitzgerald High Income Fund (the “High Income Fund”) and Cantor Fitzgerald Equity Opportunity Fund (the “Equity Opportunity Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.

CANTOR FITZGERALD HIGH INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2023 was 4.85 years. The Sub-Advisor may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Sub-Advisor may attempt to shorten the Fund’s average-weighted effective maturity when the Sub-Advisor expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Sub-Advisor applies a “bottom up” approach in choosing investments. This means that the Sub-Advisor considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Sub-Advisor also employs relative value analysis and fundamental credit research on potential investments in an effort to identify companies with improving balance sheets, improving cash flows and/or interest coverage, improving earnings, hidden or unappreciated value, management quality and/or strong business models.

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Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 80% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value; management quality; and a strong business model. The Fund invests in equity securities that can be characterized as “growth” or “value,” as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid- cap, and large-cap.

Mid-cap companies have typically represented a large portion of the companies identified in the Sub-Advisor’s research process. Although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap companies.

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The Fund may invest up to 15% of its net assets in foreign securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

Additional Information About Each Fund’s Principal Investment Strategies

Equity Investments (For Aquila Equity Opportunity Fund). The Sub-Advisor believes that markets are inefficient, that opportunities exist to find stocks that will outperform the market over time, and that these opportunities are most likely to exist in companies experiencing positive changes in their businesses. The Sub-Advisor looks to identify changes occurring at the sector, industry, and company level due to innovation, changes in regulation or other factors such as supply and demand imbalances. The Sub-Advisor seeks to identify companies benefiting from these changes and conducts extensive research on the sustainability of the growth based on factors in the companies’ business models such as dominant market share, pricing power, unique access to natural resources, product cycles and more. Once the Sub-Advisor identifies a company that it believes has a strong business model, the Sub-Advisor considers the price of the investment and the value likely to be realized by investors based on market expectations and relative valuation.

The Sub-Advisor’s analysts typically focus on analyzing revenue streams and growth potential, conducting detailed analysis of cash flow, free cash flow, margins, and profits. The Sub-Advisor’s analytical process also strives to find improving balance sheets that in turn provide opportunity for future growth and profitability.

Fixed Income Securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and Floating Rate Securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index

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rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Corporate Debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

High-Yield/High-Risk Bonds. A high-yield/high-risk bond (also called a “junk bond”) is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.

Zero coupon, pay-in-kind and deferred interest securities. Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make

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sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid Fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions. The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

Average-Weighted Effective Maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.

Duration. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity.

Equity securities

Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the

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company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights. Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Preferred stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return.

Convertible securities. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Derivative Instruments

Each Fund may, but is not required to, use derivative instruments, such as futures, options, swaps and warrants, for a variety of purposes, including to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. However, a Fund’s performance could be worse than if the Fund had not used such instruments if the Sub-Advisor’s judgment proves incorrect.

Using derivatives, especially for non-hedging purposes, may involve greater risks to a Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on a Fund.

A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

General Portfolio Policies

Except for a Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

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Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain restricted securities may be determined to be liquid pursuant to the Funds’ liquidity risk management program, and will not be counted toward this 15% limit.

Special Situations

Each Fund may invest in special situations. A special situation arises when, in the opinion of the Sub-Advisor, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur, is delayed or does not elicit the expected market response.

Portfolio Turnover

Each Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Each Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments and the investment style of the Sub-Advisor. Changes are made in a Fund’s portfolio whenever the Sub-Advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in increased recognition of short-term capital gains, which are taxable as ordinary income when distributed to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Credit Downgrades and Other Credit Events

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Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Sub-Advisor will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

MORE INFORMATION ABOUT RISKS OF INVESTING IN THE FUNDS

The loss of your money is a principal risk of investing in a Fund. Investments in a Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective. Generally, a Fund will be subject to the following risks:

Risk	High Income Fund	Equity Opportunity Fund
Credit Risk	✓
Cybersecurity Risk	✓	✓
Equity Securities Risk		✓
Extension Risk	✓
Foreign Securities Risk	✓	✓
Interest Rate Risk	✓
Junk Bonds Risk	✓
Liquidity Risk	✓	✓
Market Risk	✓	✓
Portfolio Selection Risk	✓	✓
Portfolio Turnover Risk		✓
Prepayment or Call Risk	✓
Redemption Risk	✓	✓
Small and Mid-Sized Companies Risk		✓
Subordinated Securities	✓
Valuation Risk	✓	✓
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Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding a Fund or their investment in a Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Fund's ability to plan for or respond to a cyber attack.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Foreign Securities Risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities

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are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies and markets than about U.S. companies and markets. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom,

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and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in a Fund.

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China’s central government exercises significant control over China’s economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Each Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition

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of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received and distributed by the Fund; however, the value of fixed income securities generally rises when interest rates decline. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of a Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.

Junk Bonds Risk. Each Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated

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below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Liquidity Risk. Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil or due to adverse changes in the condition of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs or to try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions may be higher than normal.

Market Risk. The market prices of securities or other assets held by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions,

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or other factors or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of a Fund's investments, impair a Fund's ability to satisfy redemption requests, and negatively impact a Fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the

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European Union (or Brexit), or potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons, such as a Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit a Fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund's assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. A Fund may experience a substantial or complete loss on any security or investment.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). LIBOR. ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund's transactions and financial markets generally cannot

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yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Manager.

Portfolio Turnover Risk. If a Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Small and Mid-Sized Companies Risk. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating

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histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Manager thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value. A decrease in credit quality of a highly leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Highly leveraged companies can have limited access to additional capital.

Subordinated Securities Risk. Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Nearly all of Aquila High Income Fund’s investments are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued securities or if a different valuation methodology had been used. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its net asset value. The ability to value a Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a

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Fund takes temporary defensive positions, a Fund may not be able to achieve their investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in each Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Advisor. The Funds’ investment advisor is Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022. The Advisor was established and became registered in 2010 as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. The Advisor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the Cantor Select Portfolios Trust (the “Trust”), the Advisor manages the investment portfolio and business affairs of the Funds.

Advisor Compensation.

For the High Income Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65%. For its investment advisory services to the Fund, the Prior Advisor was paid a management fee by the Predecessor Fund, based on a percentage of the Predecessor Fund’s daily net assets, at an annual rate of 0.65%. For the fiscal year ended December 31, 2023, the Predecessor Fund paid its prior investment advisor 0.43% of the Predecessor Fund’s net assets after waivers.

For the Equity Opportunity Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.80%. The Predecessor Fund paid its prior advisor monthly compensation based on the Predecessor Fund’s average daily net assets at the annual rate of 0.90% of such net asset value on net assets of the Fund up to $100,000,000, 0.85% on net assets of the Fund above $100,000,000 to $250,000,000, and 0.80% of the Fund’s net assets above $250,000,000. For the fiscal year ended December 31, 2023, the Predecessor Fund paid its prior investment advisor 0.89% of the Predecessor Fund’s net assets after waivers.

Expense Limitation Agreement. In the interest of limiting expenses of a Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and

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offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time.

Fund	Expense Cap	Expiration
High Income Fund	1.20% Class A 1.00% Institutional Class 0.93% Class R6	[___], 2026
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class 1.18% Class R6	[___], 2026

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor. The Funds’ sub-advisor is Smith Group Asset Management, LLC, (the “Sub-Advisor”) located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. The Sub-Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides each Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

Sub-Adviser Compensation.

For the High Income Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%.

For the Equity Opportunity Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%.

Disclosure Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement. A discussion regarding the Board’s basis for the approval of each investment advisory agreement and sub-advisory agreement, as applicable, will be available in the Fund’s annual report to shareholders for the period ended December 31, 2024.

Portfolio Managers. Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other

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accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

High Income Fund

Portfolio Managers. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio. The Fund’s lead portfolio manager is David Schiffman, who has served in that capacity since October 2021. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager since [___] 2024.

David Schiffman Portfolio Manager. David Schiffman has been Portfolio Manager at the Sub-Advisor since [July], 2024. Mr. Schiffman was previously a Portfolio Manager at Aquila Investment Management LLC from September 2021 to [July] 2024. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and the Bond Club of New York.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Equity Opportunity Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio. The Fund’s lead portfolio manager is Eivind Olsen, who has served in that capacity since [___] 2024. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager since [___] 2024.

Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith Group Asset Management in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research

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as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor's degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), is the principal underwriter and distributor of each of the Funds’ shares on a best-efforts basis, subject to various conditions, and serves as each of the Funds’ exclusive agent for the distribution of a Fund shares. The Distributor may sell each of the Funds’ shares to or through qualified securities dealers or others.

Each of the Funds have adopted a plan of distribution (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, a Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of Class A shares of the Funds, and/or (ii) pay compensation for providing account maintenance services to the Class A shares of the Funds, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that the High Income Fund may annually pay the Distributor up to 0.20% of the average daily net assets attributable to its Class A Shares. The Distribution Plan provides that the Equity Opportunity Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. These payments are commonly referred to as “12b-1 fees.” Because the 12b-1 fees are paid out of each of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

INVESTING IN THE FUND(S)

Choosing a Share Class. Through this prospectus, each of the Funds offers multiple different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

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Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A Shares

•	A 5.75% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.20% for the High Income Fund and 0.25% for the Equity Opportunity Fund.
•	No contingent deferred sales charge on shares redeemed.
•	Generally, $1,000 minimum for initial investment and $100 minimum for subsequent investments. For IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans, $250 minimum for initial investment and $25 minimum for subsequent investments. For Coverdell Education Savings Accounts, $500 minimum for initial investment and $25 minimum for subsequent investments.
•	If you invest $50,000 or more your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class.

Institutional Class Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
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•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Institutional Class shares are available for purchase only by the following:
o	retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;
o	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;
o	a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;
o	registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);
o	current and former officers, Trustees, and employees of the Trust, the Advisor, any of the Advisor's current affiliates and any affiliates that may in the future be created;
o	programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;
o	through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or
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o	private investment vehicles, including, but not limited to, foundations and endowments.
•	A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6 Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
•	Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.
•	Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.
•	In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.
•	Class R6 shares may not be available through certain financial intermediaries.

When you purchase shares of a Fund, you must choose a share class.

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Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information. Further information is available free of charge by calling the Funds at 1-833-764-2266.

Exchange Privilege. You may use proceeds from the redemption of shares of any series of the Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

CLASS A SHARES

Sales Charges. The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The sales charges described below, which may be waived in the Advisor’s discretion, apply to your purchases of Class A shares of the Fund.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*
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* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

Dealer compensation

The financial intermediary who sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in a Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.20% for the High Income Fund and 0.25% for the Equity Opportunity Fund from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.20% for the High Income Fund and 0.25% for the Equity Opportunity Fund. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus for detailed information and eligibility requirements. You or your financial intermediary must notify us at the time you purchase shares if you

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are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Fund holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of the Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in a Fund over a 13-month period to qualify for reduced front-end sales charges.

Upon your request, you can combine your holdings or purchases of Class A shares of a Fund with the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Reinvestment of redeemed shares

Up to 12 months after you redeem Class A shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased with a reduced sales load under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•	Shares purchased under the Fund’s dividend reinvestment plan and the 12-month reinvestment privilege.
•	Shareholders of another Cantor Fund exchanging Class A shares of such Cantor Fund for Class A shares of the Fund.
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•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Fund.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Advisor or any of its affiliates.
•	Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.
•	Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.
•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.
•	Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.
•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.
•	Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.
•	For the Large Cap Focused Fund, also in the Advisor’s discretion for shareholders of series of the Predecessor Trust
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PURCHASE AND REDEMPTION PRICE

Determining a Funds Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by a Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. A Fund’s NAV per share of a Fund is calculated by dividing the value of a Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of a Fund is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with a Fund’s policies and procedures established by the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. A Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of a Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted fora Fund.

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BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Purchasing Shares

You may purchase shares of a Fund on any day on which the NYSE is open for trading. Purchases can be made from a Fund by mail, facsimile, telephone, or bank wire. Each Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of a Fund. Such orders will be deemed to have been received by a Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Fund, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each of the Funds reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Regular Mail Orders. Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and its administrator and transfer agent. Each Fund will charge a $35 fee and may redeem shares of a Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with a check made payable to the applicable Fund, to:

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Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before adding funds by bank wire, please call the Fund at 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($25 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Share Certificates. A Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to

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identify the investor. The Fund may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Redeeming Shares

You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares for up to 7 days while the Fund determines whether the purchase payment will be honored. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Funds shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Funds may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

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Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

Regular mail redemption requests should include the following:

(1)	Your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered
(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)       Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone and Bank Wire Redemptions. Unless you decline the telephonic transaction privileges on your account application, you may redeem shares of a Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. A Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The confirmation instructions must include the following:

(1)	Name of Fund and share class;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($1,000 minimum) or ACH ($25 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm

56

may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-833-764-2266. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with a Fund. Telephone redemption privileges authorize a Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by a Fund to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions. A Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, a Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of Fund or paid in cash. Call or write a Fund for an application form.

Minimum Account Size. For Class A shares, the Trustees reserve the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class and Class R6 shares of a Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind. Each of the Funds does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by each of the Funds, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when

57

these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of a Funda who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election.

Signature Guarantees. To protect your account and a Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration or redemption request.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of a Fund. These risks may include, among other things, dilution in the value of shares of a Fund held by long-term shareholders, interference with the efficient management by the Advisor of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of a Fund. Each of the Funds does not accommodate Frequent Trading. Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Funds’ refusal of further purchase orders from such investor. A Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of a Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same

58

taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

The Advisor may waive this policy when it determines that shareholder action is not detrimental to a Fund or reflects a genuine financial need of the shareholder. Otherwise, the Advisor intends to apply this policy uniformly, except that a Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Funds shares without the identity of the underlying shareholder being immediately known to the Funds. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that a Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to allow further purchase orders from such investor account.

Shareholder statements and reports

To keep you informed about your investments, each Fund will send you various account statements and reports, including:

•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Fund, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please

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contact us at 1-833-764-2266 or visit [FUND WEBSITE] to sign up for eDelivery.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Distributions from the Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations.

Dividends received by the Fund from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.

The Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

As with all mutual funds, the Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue

60

Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Fund is required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The High Income Fund is a continuation of its Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The Equity Opportunity Fund is a continuation of its Predecessor Funds and, therefore, the financial information includes results of the Predecessor Funds.

The information for the Funds for the periods shown were audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The report of Tait, Weller & Baker LLP, along with each Predecessor Fund’s financial statements, is included in the respective Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2023 and are incorporated by reference into the Statement of Additional Information, which are available, free of charge, upon request from the Funds.

CANTOR FITZGERALD HIGH INCOME FUND

(fka AQUILA HIGH INCOME FUND)

FINANCIAL HIGHLIGHTS

Class A
Year Ended December 31,
2023	2022	2021	2020	2019
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Net asset value, beginning of period ….............................................	$7.81	$8.61	$8.69	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)…............................................................	0.34	0.30	0.30	0.30	0.27
Net gain (loss) on securities (both realized and unrealized)……...	0.34	(0.77)	—	0.33	0.31
Total from investment operations…...............................................	0.68	(0.47)	0.30	0.63	0.58
Less distributions:
Dividends from net investment income….......................................	(0.36)	(0.33)	(0.34)	(0.33)	(0.31)
Distributions from capital gains…...................................................	—	—	(0.04)	—	—
Total distributions …......................................................................	(0.36)	(0.33)	(0.38)	(0.33)	(0.31)
Net asset value, end of period …......................................................	$8.13	$7.81	$8.61	$8.69	$8.39
Total return (not reflecting sales charge) …......................................	8.94%	(5.49)%	3.57%	7.74%	7.16%
Ratios/supplemental data
Net assets, end of period (in thousands) …...................................	$31,807	$35,419	$39,082	$39,982	$41,876
Ratio of expenses to average net assets …..................................	1.20%	1.19%	1.18%	1.21%	1.20%
Ratio of net investment income to average net assets …..............	4.35%	3.69%	3.51%	3.60%	3.24%
Portfolio turnover rate …................................................................	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets …..................................	1.42%	1.40%	1.18%	1.21%	1.20%
Ratio of investment income to average net assets…..............	4.13%	3.48%	3.51%	3.60%	3.24%
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(1)	Per share amounts have been calculated using the daily average shares method.

63

CANTOR FITZGERALD HIGH INCOME FUND

(fka AQUILA HIGH INCOME FUND)

FINANCIAL HIGHLIGHTS (continued)

		Class Y
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period ............................................	$7.81	$8.61	$8.69	$8.40	$8.13
Income (loss) from investment operations:
Net investment income(1)...........................................................	0.36	0.31	0.32	0.32	0.29
Net gain (loss) on securities (both realized and unrealized)…..	0.35	(0.77)	—	0.32	0.30
Total from investment operations..............................................	0.71	(0.46)	0.32	0.64	0.59
Less distributions:
Dividends from net investment income......................................	(0.38)	(0.34)	(0.36)	(0.35)	(0.32)
Distributions from capital gains..................................................	—	—	(0.04)	—	—
Total distributions .....................................................................	(0.38)	(0.34)	(0.40)	(0.35)	(0.32)
Net asset value, end of period .....................................................	$8.14	$7.81	$8.61	$8.69	$8.40
Total return....................................................................................	9.29%	(5.30)%	3.77%	7.82%	7.37%
Ratios/supplemental data
Net assets, end of period (in thousands) ..................................	$61,257	$63,845	$120,120	$136,978	$123,094
Ratio of expenses to average net assets .................................	1.00%	1.00%	0.98%	1.01%	1.00%
Ratio of net investment income to average net assets .............	4.56%	3.86%	3.71%	3.81%	3.44%
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Portfolio turnover rate ...............................................................	34%	9%	118%	347%	124%
Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were:
Ratio of expenses to average net assets .................................	1.22%	1.18%	0.98%	1.01%	1.00%
Ratio of investment income to average net assets .............	4.34%	3.67%	3.71%	3.81%	3.44%

(1) Per share amounts have been calculated using the daily average shares method.

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CANTOR FITZGERALD EQUITY OPPORTUNITY FUND

(fka AQUILA OPPORTUNITY GROWTH FUND)

FINANCIAL HIGHLIGHTS

		Class A
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period ................................................	$36.22	$46.98	$51.86	$50.62	$40.84
Income (loss) from investment operations:
Net investment income (loss)(1).....................................................	0.01	(0.08)	(0.48)	(0.29)	(0.17)
Net gain (loss) on securities (both realized and unrealized)…......	4.47	(6.97)	10.56	3.94	14.50
Total from investment operations..................................................	4.48	(7.05)	10.08	3.65	14.33
Less distributions:
Dividends from net investment income..........................................	—	—	—	—	—
Distributions from capital gains......................................................	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions .........................................................................	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period .........................................................	$40.70	$36.22	$46.98	$51.86	$50.62
Total return (not reflecting sales charge) .........................................	12.37%	(15.25)%	21.53%	7.39%	35.47%
Ratios/supplemental data
Net assets, end of period (in thousands) ......................................	$60,429	$65,619	$86,364	$76,508	$94,879
Ratio of expenses to average net assets .....................................	1.75%	1.67%	1.49%	1.54%	1.49%
Ratio of net investment income (loss) to average net assets .......	0.02%	(0.19)%	(0.88)%	(0.63)%	(0.35)%
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Portfolio turnover rate ...................................................................	107%	102%	99%	69%	88%

(1) Per share amounts have been calculated using the daily average shares method.

67

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND

(fka AQUILA OPPORTUNITY GROWTH FUND)

FINANCIAL HIGHLIGHTS (continued)

		Class Y
		Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period .............................................	$41.82	$53.42	$57.00	$55.24	$44.11
Income (loss) from investment operations:
Net investment income (loss)(1).................................................	0.14	0.04	(0.37)	(0.17)	(0.02)
Net gain (loss) on securities (both realized and unrealized) .....	5.16	(7.93)	11.75	4.34	15.70
Total from investment operations..............................................	5.30	(7.89)	11.38	4.17	15.68
Less distributions:
Dividends from net investment income......................................	—	—	—	—	—
Distributions from capital gains..................................................	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions .....................................................................	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period .....................................................	$47.12	$41.82	$53.42	$57.00	$55.24
Total return...................................................................................	12.67%	(14.98)%	21.88%	7.71%	35.90%
Ratios/supplemental data
Net assets, end of period (in thousands) ..................................	$54,301	$59,173	$105,557	$126,001	$179,349
Ratio of expenses to average net assets .................................	1.45%	1.36%	1.19%	1.23%	1.20%
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Ratio of net investment income (loss) to average net assets ...	0.32%	0.09%	(0.60)%	(0.33)%	(0.05)%
Portfolio turnover rate ...............................................................	107%	102%	99%	69%	88%

(1) Per share amounts have been calculated using the daily average shares method.

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BROKER-DEFINED SALES CHARGE WAIVER POLICIES

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Merrill Lynch:

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

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It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

•	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
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•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the
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redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal

plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

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Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund
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family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”):

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

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•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Aquila Group of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
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Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the
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associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
o	The redemption and repurchase occur in the same account.
o	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

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Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from an Aquila Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
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•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aquila Group of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aquila Group of Funds through Baird, over a 13-month period of time

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
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•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
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ADDITIONAL INFORMATION

Cantor Select Portfolios Trust

More information about each of the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. More information about each of the Fund’s investments is available in the annual and semi-annual reports to shareholders. The annual reports include discussions of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Each of the Fund’s Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below, and upon request by contacting a Fund (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:	1-833-764-2266
By mail:	Regular Mail Address	Overnight Mail Address
	Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Cantor Funds 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474
On the Internet:	[FUND WEBSITE] [FUND WEBSITE]

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-2377

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Cantor Select Portfolios Trust

Fund	Class A Ticker	Institutional Class Ticker	Class R6 Ticker
Cantor Fitzgerald High Income Fund	ATPAX	ATPYX	[__]
Cantor Fitzgerald Equity Opportunity Fund	ATGAX	ATGYX	[__]

[___], 2024

Each a series of the
Cantor Select Portfolios Trust
c/o Ultimus Fund Solutions, LLC

Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or

Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474
Telephone 1-833-764-2266

TABLE OF CONTENTS

Page

GENERAL INFORMATION
INVESTMENT LIMITATIONS
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
PORTFOLIO TRANSACTIONS
DESCRIPTION OF THE TRUST
MANAGEMENT AND OTHER SERVICE PROVIDERS
PURCHASING SHARES
REDEMPTION AND EXCHANGE
NET ASSET VALUE
ADDITIONAL TAX INFORMATION
DISCLOSURE OF PORTFOLIO HOLDINGS
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF RATINGS
APPENDIX B – PROXY VOTING POLICIES - ADVISER
APPENDIX C – PROXY VOTING POLICIES – SUB-ADVISER

This combined Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Cantor Fitzgerald Equity Dividend Plus Fund, Cantor Fitzgerald Large Cap Focused Fund, and the Cantor Fitzgerald International Equity Fund (each a “Fund” and collectively, the “Funds”) , dated February 1, 2024, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above or online at [FUND WEBSITE]; or [FUND WEBSITE]. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

GENERAL INFORMATION

Cantor Select Portfolios Trust (“Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of five series. This SAI relates to the following funds in the table below:

Name of Fund	Prior Name of Fund	Adviser	Sub-Adviser
Cantor Fitzgerald High Income Fund	Aquila High Income Fund	Cantor Fitzgerald Investment Advisors, L.P.	Smith Group Asset Management, LLC
Cantor Fitzgerald Equity Opportunity Fund	Aquila Opportunity Growth Fund	Cantor Fitzgerald Investment Advisors, L.P.	Smith Group Asset Management, LLC

The Prospectus describes the Cantor Fitzgerald High Income Fund (the “High Income Fund”) and the Cantor Fitzgerald Equity Opportunity Fund (the “Equity Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) investment objectives and principal investment strategies, as well as the principal investment risks of the Funds. Each of the Funds are organized as open-end diversified series of Cantor Select Portfolios Trust (the “Trust”).

The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on [___], 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund.

The Aquila Opportunity Growth Fund, a series of Aquila Funds Trust (the “Second Predecessor Fund”) acquired the assets and liabilities of Aquila Three Peaks Equity Opportunity Fund (the “First Predecessor Fund”) on October 11, 2013. The Fund acquired all of the assets and liabilities of the Second Predecessor Fund (together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on [___], 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund.

This SAI describes the financial history, management and operation of a Fund, as well as a Fund’s investment objective and policies. It should be read in conjunction with the Prospectus.

Investments in the Funds are not:

•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
•	by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in a Fund. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of a Fund’s

1

outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of a Fund’s outstanding shares.

Under these fundamental limitations:

(1)       The Funds may not borrow money except as permitted by the 1940 Act.

(2)       The Funds may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)       The Funds may lend money or other assets to the extent permitted by the 1940 Act.

(4)       The Funds may not issue senior securities except as permitted by the 1940 Act.

(5)       The Funds may not purchase or sell real estate except as permitted by the 1940 Act.

(6)       The Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)       The Funds may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material

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omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and

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may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

The Prospectus describes each Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Funds. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by each Fund but may not be part of a Fund’s principal investment strategies. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s principal investments and their risks described in the Prospectus and this SAI.

Equity Securities. The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of a Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which a Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Fixed-Income Securities. A Fund will invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the other investment companies in which a Fund invests may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds (also known as “junk” bonds) are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. A Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

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Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which a Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which the Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Money Market Instruments. A Fund will invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.

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Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities. A Fund will invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Foreign Investments. A Fund will invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Derivative Instruments. A Fund will invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested. A Fund may invest in derivative instruments to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable securities laws. To the extent that a Fund invests directly in options and futures, a Fund will comply with the applicable requirements of the 1940 Act. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase a Fund’s expenses or cause a Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Use of derivatives for purposes other than hedging could expose a Fund to greater risks.

The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument. This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged. However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If a fund incorrectly predicts securities market and interest rate trends, such fund may lose money by investing in derivatives. For example, if a fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between each Fund and its swap counterparties and may increase the amount of margin each Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Funds investing in derivatives must comply with Rule 18f-4 under the 1940 Act, which provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s abilities to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Options. A Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an option position is closed out. Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

Options offer large amounts of leverage, which will result in a Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between A Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

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If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and a Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. While a Fund will not short securities as a principal investment strategy, a Fund will indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Investment Companies. A Fund may invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds, and exchange traded funds. The Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as a Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds will also purchase shares of other investment companies that are not money market funds. The Funds’ investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, the Funds will be prevented from: (i) purchasing more than 3% of an investment company's outstanding shares; (ii) investing more than 5% of the Funds’ assets in any single such investment company, and (iii) investing more than 10% of the Funds’ assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Funds have received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order. In addition, the Funds are subject to Section 12(d)(1)(C), which provides that a Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, a Fund and other investment companies having the same adviser as a Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Rule 12d1-4 of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) a Fund does not control the acquired fund; (ii) a Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund (iii) the Advisor and the investment advisor to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) a Fund and acquired funds not advised by the Advisor have entered into an agreement prior to exceeding the limits of section 12(d)(1); and (v) a Fund is not part of a three tiered or more fund of funds structure. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through a Fund, prospective investors will directly bear the fees and expenses of a Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. A Fund has no control over the risks taken by the underlying investment companies in which they invest.

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Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of a Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of a Fund could be adversely impacted and an investor could incur a loss of investment in a Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, a Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which a Fund is unable to redeem interests in other investment companies, a Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Lack of Control. Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with each Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, a Fund’s portfolios (and by extension the value of an investment in a Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of a Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, a Fund may not be able to achieve its investment objective.

Exchange Traded Funds. A Fund, and the other investment companies which a Fund invests, may invest in exchange traded funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject

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to the risks of the underlying securities or sectors that the ETF holds. Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that a Fund may acquire.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. A Fund will not invest in reverse repurchase agreements.

Mortgage-Backed and Asset-Backed Securities. A Fund, and the other investment companies which a Fund invests, may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

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Debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Forward Commitment and When-Issued Securities. A Fund, and the other investment companies which a Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, a Fund could incur a short-term gain or loss.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by a Fund’s bank lending agent. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay a Fund any interest paid on the loaned securities, and a Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but a Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use, and ta Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing

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investment opportunity. Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in a Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Funds do not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of each Fund’s total assets.

A Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce a Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on a Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in each Fund’s annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

•	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

•	Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

•	Communications Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors.
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Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

•	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending and buying patterns as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer staples sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

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•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

•	Real Estate Investment Trusts (“REITs”): While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

•	Commodities: The Funds may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

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LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain securities and financial instruments that the Fund may hold may still include a LIBOR reference rate. The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to a Fund.

The Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $74 billion of outstanding bond debt.

Illiquid Investments. A Fund may invest in illiquid securities with up to 15% of its assets, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity

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of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Description of Bond Ratings. A description of the various bond ratings used by the NRSROs (Moody’s, S&P and Fitch Ratings) is attached to this SAI as Appendix A. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the recent period of low rates, the effect of government fiscal initiatives and the potential market reaction to those initiatives. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, a Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

High-Yield/High-Risk Securities. Aquila High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). Aquila High Income Fund may also invest in unrated bonds of foreign and domestic issuers. Aquila Opportunity Growth Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds. Subject to the Fund’s investment strategy to invest, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation, Aquila Opportunity Growth Fund may invest in fixed income securities, including high yield bonds, exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds.

Lower rated bonds generally experience greater volatility than investment grade bonds, and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund's transactions and financial markets generally cannot yet be determined. The

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transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Zero Coupon, Step Coupon and Pay-In-Kind Securities. Aquila High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon, step coupon and PIK securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon, step coupon and PIK bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds, step coupon bonds or PIK bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be

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considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Inflation and Deflation. A Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of a Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Commodity Exchange Act Regulation. The Advisor has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. An advisor claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. On an annual basis, the Advisor is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent the Advisor from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Advisor may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to a Fund, and a Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Funds. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of these securities are exposed to non-U.S. markets or if any issuer does business in or relies on suppliers from non-U.S. markets. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The health crisis caused by the coronavirus outbreak has exacerbated other pre-existing political, social, and economic risks in certain countries and has negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend on and accelerated trends towards working remotely and shopping on-line, which may negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been approved, issues related to vaccine availability and uptake, as well as the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the economy and the stability of the markets and resulted in an increase in defaults and bankruptcies. These events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

Russia’s invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the

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removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on countries that provide military or economic support to Russia. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. The U.S. Government has acted to calm credit markets and increase confidence in the U.S. economy by lowering interest rates and injecting liquidity into the markets and is now increasing interest rates in an effort to combat inflation. Any interest rate increase by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on the Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Cybersecurity Risk. A Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting a Fund, the Advisor, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. A Fund relies on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect a Fund from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

PORTFOLIO TRANSACTIONS

Subject to the policies established by the Board, the Sub-Advisor make decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. The Advisor shall manage a Fund’s portfolios in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Advisor and the Trust on behalf of a Fund, which is described in detail under “Management and Other Service Providers.” The Sub-Advisor shall manage a Fund’s portfolios in accordance with the terms of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between the Advisor and the Sub-Advisor, which is described in detail under “Management and Other Service Providers.” The Advisor and Sub-Advisor each serves as investment advisor for a number of client accounts, including a Fund. Investment decisions for a Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor or Sub-Advisor.

Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. Neither the Advisor nor Sub-Advisor may give consideration to sales of shares of a Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor or Sub-Advisor may, however, place portfolio transactions with broker-dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a

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combination of price and execution. With respect to execution, the Advisor or Sub-Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor or Sub-Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement and Sub-Advisory Agreement, the Advisor and Sub-Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor or Sub-Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor or Sub-Advisor to determine and track investment results; and trading systems that allow the Advisor or Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor or Sub-Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor or Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor or Sub-Advisor for their analysis and consideration. These services may be useful to the Advisor or Sub-Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor or Sub-Advisor in connection with a Fund. Although such information may be a useful supplement to the Advisor’s or Sub-Advisor’s own investment information in rendering services to a Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor or Sub-Advisor in the performance of its services under the Investment Advisory Agreement or Sub-Advisory Agreement and will not reduce the management fees payable to the Advisor by a Fund or to the Sub-Advisor by the Advisor.

A Fund may invest in securities traded in the OTC market. In these cases, a Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. A Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

A Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

During the fiscal years ended December 31, 2023, 2022 and 2021, no brokerage commissions paid by the High Income Fund.

During the fiscal years ended December 31, 2023, 2022 and 2021, the total brokerage commissions paid by the Equity Opportunity Fund were $45,914, $60,873 and $209,571, respectively. Significant changes in brokerage commissions paid by the Fund from year to year have been due to changing asset levels and/or portfolio turnover.

A Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for a Fund are made independently of the Advisor’s or Sub-Advisor’s other client accounts, the other client accounts may invest in the same securities as a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor or Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may

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adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

The portfolio turnover rate for the High Income Fund over the most recent fiscal years ended December 31 is set forth below.

2023	2022
34%	9%

The portfolio turnover rate for the Equity Opportunity Fund over the most recent fiscal years ended December 31 is set forth below.

2023	2022
107%	102%

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 16, 2021, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of five series. Additional series and/or classes may be created from time to time. The number of shares in each series of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for the Fund that contain the general characteristics of and conditions under which such series may offer multiple classes of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted

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upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Agreement and Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by William Ferri, who has served as the Chairman of the Board since April, 2022. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Advisor. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

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The Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate. The Valuation Committee is responsible for overseeing the valuation designee who has the authority to determine the fair value of specific securities under the policies and procedures adopted by the Board.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management LLC, (Manager of private funds); Director, CF Acquisition Corp Vl (listed SPAC) (2022-present).	6	CF Acquisition Corp VI (2021-present); Cantor Fitzgerald Infrastructure Fund (2022-present).
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015-2018).	6	Cantor Fitzgerald Infrastructure Fund (2022-present).
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	6

Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); Cantor Fitzgerald Infrastructure Fund (2022-present); ELX Future Holdings (2016-2023); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016- 2021).

Interested Trustees
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William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	6	Cantor Fitzgerald Infrastructure Fund (2022-present).
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 6/23	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 4/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Vice President and Head of Fund Compliance, Northern Lights Compliance, LLC (2023-present); Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	n/a	n/a
Sherwin Salar Year of Birth:1988	Assistant Secretary	Since 6/23	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2018- Present); Associate, Clifford Chance US LLP (Law Firm) (2015-2018)	n/a	n/a
Angela Simmons Year of Birth: 1975	Assistant Treasurer	4/22	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	n/a	n/a

Board Committees

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Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2023, the Audit Committee met three times.

 Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee did not meet during the fiscal year ended September 30, 2023.

 Valuation Committee

 The Valuation Committee is responsible for overseeing the valuation designee (the Advisor) who is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available pursuant to the policies and procedures adopted by the Trust’s Board.  Such determinations are reported to the Trust’s Board.  The Valuation Committee met did not meet during the fiscal year ended September 30,2023.

Compensation

 Each "non-interested" receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Advisor and are not paid by the Fund for serving in such capacities.

 None of the interested trustees or executive officers receive compensation from the Trust.

 The table below details the amount of compensation the Trustees are expected to receive from the Trust during the fiscal year ended September 30, 2024. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

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Name of Trustees	Aggregate Compensation from the High Income Fund	Aggregate Compensation from the Equity Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*, **
Douglas Barnard	$8,333	$8,333	None	None	$50,000
Ramona Heine	$6,666	$6,666	None	None	$40,000
Louis Zurita	$6,666	$6,666	None	None	$40,000
William Ferri	None	None	None	None	None

*The “Fund Complex” includes the Cantor Fitzgerald Infrastructure Fund.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2023, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

* “Family of Investment Companies” includes the Cantor Fitzgerald Infrastructure Fund.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2023, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor, the Fund’s distributor, or any person controlling, controlled by, or under common control with the Advisor, or the Fund’s distributor.

Principal Holders of Voting Securities. As of [___], 2024, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Fund. As of [___], 2024, to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders. [TO BE UPDATED AS OF A DATE WITHIN 30 DAYS OF AMENDMENT]

Cantor Fitzgerald High Income Fund

Name and Address	Share Class	Percentage Owned	Type of Ownership

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Cantor Fitzgerald Equity Opportunity Fund

Name and Address	Share Class	Percentage Owned	Type of Ownership

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight by the Board. The Adviser has delegated voting authority for the Funds to the Sub-Adviser. A copy of the Adviser’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. A copy of the Sub-Adviser’s Proxy Voting Policy is included as Appendix C to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at 1-833-764-2266; and (ii) on the SEC’s website at http://www.sec.gov.

Investment Advisor. Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022, serves as the investment advisor to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Cantor Fitzgerald Investment Advisors, L.P. The Advisor supervises the Funds’ investments and manages the investment portfolio pursuant to each Investment Advisory Agreement, and also oversees the Sub-Advisor. Each Investment Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement is terminable without penalty by the Trust by a vote of the Board of the Trust or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice or by the Advisor upon 60 calendar days’ written notice. Each Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under each Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under each Investment Advisory Agreement.

For its investment advisory services to the High Income Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65%. The investment advisor to the Predecessor Fund was Aquila Investment Management LLC (the “Prior Advisor”). For its investment advisory services to the Fund, the Prior Advisor was paid a management fee by the Predecessor Fund, based on a percentage of the Predecessor Fund’s daily net assets, at an annual rate of 0.65%.

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For its investment advisory services to the Equity Opportunity Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65%. The investment advisor to the Predecessor Fund was the Prior Advisor. For its investment advisory services to the Predecessor Fund, the Prior Advisor was paid a management fee by the Predecessor Fund, based on a percentage of the Predecessor Fund’s daily net assets, at an annual rate of 0.90% of such net asset value on net assets of the Fund up to $100,000,000, 0.85% on net assets of the Fund above $100,000,000 to $250,000,000, and 0.80% of the Fund’s net assets above $250,000,000.

Expense Limitation Agreement. In the interest of limiting expenses of each Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of each Fund in an amount that limits the Total Annual Operating Expenses of the respective Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board at any time.

Fund	Expense Cap	Expiration
High Income Fund	1.20% Class A 1.00% Institutional Class [__]% Class R6	[___], 2026
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class [__]% Class R6	[___], 2026

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

During the fiscal years ended December 31, the High Income Fund paid the following management fees to the Prior Advisor:

	2023	2022	2021
Fees Paid	$636,648	$808,868	$1,220,436
Fees Waived	$213,578	$239,652	$0

During the fiscal years ended December 31, the Equity Opportunity Fund paid the following management fees to the Prior Advisor:

	2023	2022	2021
Fees Paid	$1,095,450	$1,405,320	$2,024,307
Fees Waived	$0	$0	$0

Investment Sub-Advisor. Smith Group Asset Management, LLC, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is responsible for the day-to-day management of the Funds. Although the Sub-Advisor serves as a sub-advisor, the Advisor has ultimate responsibility for all investment advisory services. The Advisor supervises the Sub-Advisor’s performance and management services provided to a Fund subject to the supervision and direction of the Board of Trustees. The Sub-Advisor performs its services to each Fund pursuant to Sub-Advisory Agreements between the Sub-Advisor and the

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Advisor. Each Sub-Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of a Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated by the Advisor or the Trust at any time on written notice to the Sub-Advisor of the Advisor's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisor may terminate each Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Advisor and the Trust of its intention to do so. Each Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Advisory Agreement. Each Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Sub-Advisor manages each Fund’s investments in accordance with the stated policies of a Fund, subject to oversight by the Board. The Sub-Advisor is responsible for investment decisions and provides a Fund with portfolio managers who are authorized to execute purchases and sales of securities.

For its sub-advisory services to the High Income Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%.

For its sub-advisory services to the Equity Opportunity Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%.

Portfolio Managers.

HIGH INCOME FUND

The Fund’s lead portfolio manager is David Schiffman. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio managers as of [___], 2024 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David Schiffman	D
John D. Brim, CFA	A

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of [___], 2024.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
David Schiffman	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
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John D. Brim, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Accounts with Performance-Based Advisory Fee
David Schiffman	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
John D. Brim, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

EQUITY OPPORTUNITY FUND

The Fund’s lead portfolio manager is Eivind Olsen. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of [___], 2024 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eivind Olsen, CFA	A
John D. Brim, CFA	A

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of [___], 2024.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Eivind Olsen, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
John D. Brim, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Accounts with Performance-Based Advisory Fee
Eivind Olsen, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
John D. Brim, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC provides administration, fund accounting, and transfer agency services to the Funds (“Administrator”). The Administrator is located at 225 Pictoria Drive,

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Suite 450, Cincinnati, Ohio 45246. The Administrator performs the following services for each Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to each Fund; (ii) coordinates with and monitors any other third parties furnishing services to a Fund; (iii) provides a Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for each Fund; (iv) assists or supervises the maintenance by third parties of such books and records of each Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of each Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of each Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to each Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for each Fund.

The Administrator of the Predecessor Funds was the Prior Advisor. The Prior Advisor performed the administration services as part of its advisory contract with the Predecessor Funds and received the management fee stated above.

Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as each Fund’s principal underwriter and acts as the distributor of each Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

The Predecessor Funds’ distributor was Aquila Distributors LLC.

Aquila High Income Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila High Income Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$14,698	$2,878
2022	$16,523	$2,457
2021	$10,952	$2,418

Aquila Opportunity Growth Fund

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Opportunity Growth Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2023	$19,302	$1,930
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2022	$37,619	$3,663
2021	$49,412	$5,249

Rule 12b-1 Plan. Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”).  The Distribution Plan provides that the High Income Fund may annually pay the Distributor up to 0.20% of the average daily net assets attributable to its Class A Shares. The Distribution Plan provides that the Equity Opportunity Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. Such fees are to be paid by a Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of a Fund’s shares during the preceding month and shall be calculated and accrued daily. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. A Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

A Plan may not be amended to increase materially the amount of the compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of a Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Custodian. UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for each Fund’s assets (the “Custodian”). The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund’s request, and maintains records in connection with its duties as custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of Fund plus additional out-of-pocket and transaction expenses as incurred by a Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Northern Lights Compliance Services. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, serves as the independent registered public accounting firm for each Fund. The independent registered public accounting firm conducts an annual audit of a Fund’s financial statements, and prepares a Fund’s federal, state, and excise tax returns. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. DLA Piper LLP serves as legal counsel to the Trust and each Fund.

PURCHASING SHARES

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of a Fund’s shares, and reject any order for the purchase of a Fund’s shares if, in the opinion of management, such rejection is in a Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of the Trust, the Advisor, or any of the Advisor's affiliates if the purchases are made pursuant to a

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payroll deduction program. There are no minimum purchase requirements for Institutional Class and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

Financial intermediaries are responsible for transmitting orders promptly. The Funds reserve the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in a Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in a Fund. The Funds reserve the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

The Funds also reserve the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Funds reserve the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or limited contingent deferred sales charge (“Limited CDSC”) if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling Class A shares.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in the Prospectus for information about Class R6 share purchase eligibility.

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Institutional Class shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Institutional Class shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class – Institutional Class” in the Prospectus for information about Institutional Class share purchase eligibility.

Dividends, if any, paid on Class A shares, Institutional Class and Class R6 shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Class A shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Fund Exchange Privilege. You may use proceeds from the redemption of shares of any series of the Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Share Class Exchanges

If you wish to transfer your investment between share classes, we generally will process your request as an exchange of the shares you currently hold for shares in the new class. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

Financial intermediaries also may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Fund no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectus.

Special Purchase Features — Class A shares

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Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund does not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•	an individual

•	an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•	a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•	a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let a Fund know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. A Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares of a Fund. If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of a Fund. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in a Fund offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

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Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for a Fund before investing or sending money. The Prospectus contain more complete information about a Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Fund, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement fund investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Class A shares” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from the Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for a Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund' transfer agent and also hold shares of a Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund' transfer agent and also hold shares of a Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

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Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund do not charge a fee for this service; however, your bank may charge a fee.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Advisor, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the Funds at 1-833-764-2266.

REDEMPTION AND EXCHANGE

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of a Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the class in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Funds at 1-833-764-2266. A Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of a Fund’s shares that are submitted to a Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order

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was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to a Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

A Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. A Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, a Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by them is not reasonably practical, or it is not reasonably practical for a Fund to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of a Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Except for the Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of Class A shares, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

A Fund discourage purchases by market timers and purchase orders by shareholders identified as market timers may be rejected. A Fund will consider anyone who follows a pattern deemed market timing in a Fund to be a market timer. Your ability to use a Fund exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund's Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds at c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, a Fund require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves

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the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. Each Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. Certificates generally are no longer issued.

Telephonic Redemption and Exchange

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

Each Fund and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Funds are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Fund.

Telephone Redemption—Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of a Fund to the shareholder's bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Funds at 1-833-764-2266 prior to the time the offering price and NAV are determined, as noted above.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on-demand service. When you authorize a Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities

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profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in a Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Fund or is investing in Fund that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. A Fund reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on-demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase.

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares may be waived. The Limited CDSC applicable to Class A shares are waived in instances such as a qualified distribution or due to death of the account

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holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

•	The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

NET ASSET VALUE

The NAV of each Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). Each Fund’s NAV is not calculated on the days on which the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of a Fund will not be calculated.

The NAV per share of each Fund is calculated by adding the value of each Fund’s respective securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares. Assets belonging to each Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Agreement and Declaration of Trust determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of each Fund are valued as follows:

•	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.
•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars
•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source.
•	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders or any particular category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof

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and which may be changed by legislative, judicial, or administrative action. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to each Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by a Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to a Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by a Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of a Fund or more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Some, but not all, of the dividends paid by a Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of September 30, 2021, the Surviving Fund had no capital loss carryforwards.

Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

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Each Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of a Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at a Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of a Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with a Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Each Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the a

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Fund’s policy, each Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that a Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

In accordance with these policies and procedures, each Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on a Fund’s publicly accessible website [FUND WEBSITE]; or [FUND WEBSITE]. In addition, top positional holdings and portfolio-related statistical information may be publicly disclosed periodically.

The Fund do not selectively disclose their respective Fund holdings to any person, other than rating agencies, those entities referenced below. Such disclosures are made only on the condition that the information is kept confidential.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Advisor. Personnel of the Advisor, including personnel responsible for managing a Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to a Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers and independent pricing services.
•	Administrator. Personnel of the Administrator have full daily access to a Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Custodian. Personnel of the Custodian and its agents have full daily access to a Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Rating Agencies. Morningstar, Lipper, and other mutual fund rating agencies may also receive a Fund’s full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time. The rating agencies may receive the holdings information earlier than the 30-day lag if confidentiality agreements are in place.
•	Auditors, Tax Accountants. Personnel of a Fund’s independent registered public accounting firm have access to a Fund’s portfolio holdings in connection with auditing of a Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.
•	Fund Counsel. Personnel of a Fund’s counsel have access to a Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Other than as described above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2023, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference from the Form N-CSR of the Trust filed on March 4, 2024, and made a part of this document. You may request a copy of the annual report at no charge by calling the Funds at 1-833-764-2266 or by visiting [FUND WEBSITE] or [FUND WEBSITE].

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APPENDIX A –DESCRIPTION OF RATINGS

A Fund may acquire from time-to-time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P Global Ratings. The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper rated A-1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations

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rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest short-term credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

Cantor Fitzgerald Investment Advisors, L.P.

Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Cantor Fitzgerald Investment Advisors, L.P. (CFIA) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at CFIA are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the CFIA Proxy Voting Committee, comprised of members from the CFIA Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating, and implementing the policies and procedures.

Overseeing the proxy voting process.

Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.

Meeting regularly as necessary to fulfill its responsibilities.

Annual review of all proxy policies.

All proxy materials received at CFIA are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the CFIA Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast, and any notation or comments are filed with the proxy materials and maintained at the offices of CFIA.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at CFIA. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an CFIA client is a party to a shareholder proposal or where an CFIA employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the CFIA Executive Committee for action. If a true conflict of interest exists, CFIA will consult an independent third party under a special contractual arrangement. CFIA will determine that the third party does not have a conflict of interest regarding the issuer in question. CFIA will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to CFIA materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at CFIA and are available for client review upon request.

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PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, CFIA will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. CFIA will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – CFIA reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” CFIA will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, CFIA will generally vote in favor of such proposals.

Independence- CFIA will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates, and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – CFIA will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. CFIA will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – CFIA will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – CFIA will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

CFIA will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – CFIA will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. CFIA will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-CFIA will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

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VI. Tender Offer Defenses – CFIA will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – CFIA will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – CFIA will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – CFIA will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- CFIA will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – CFIA will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – CFIA will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – CFIA will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – CFIA will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

CFIA will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- CFIA will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion, and other rights at the time of issuance. CFIA generally opposes proposals to issue blank check preferred stock, as it can be used as an antitakeover device. However, CFIA will generally vote in favor of proposals to allow real estate investment trusts or REITs to issue preferred stock, recognizing it is an accepted means of funding capital investment.

Preemptive Rights – CFIA will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights when deemed an anti-takeover defense. However, CFIA will generally vote in favor of preemptive rights proposals when a company is domiciled in a country where this is standard practice intended to prevent existing shareholder dilution.

State of Incorporation- CFIA will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. CFIA will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. CFIA will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

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Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by CFIA) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. CFIA will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). CFIA will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. CFIA will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. CFIA will oppose all Golden and Tin parachutes.

Executive Severance Compensation – CFIA will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – CFIA will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – CFIA will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – CFIA will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – CFIA will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – CFIA will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of CFIA that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

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XII. De Minimis Holdings - From time-to-time CFIA receives proxies representing very small security holdings that may be held for one or a few accounts. CFIA considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases, the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where CFIA has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

XIII. Proxy Advisory Firm – CFIA engages a well-renowned proxy advisory firm to serve as an independent third-party consultant in situations where CFIA has a potential conflict of interest and otherwise, to provide supplemental research used in the proxy voting process. CFIA reviews the proxy advisory firm and its use of the proxy advisory firm’s research on an annual basis. This includes an examination of the firm’s Conflict of Interest Statement, Policies and Procedures for Managing and Disclosing Conflicts of Interest, Policy Guidelines, Compliance with Best Practice Principles for Providers of Shareholder Voting Research and Analysis, and its Due Diligence and Approach to Peer Groups publications. Otherwise, CFIA communicates with the proxy advisory firm on matters of concern as necessary. CFIA requires notification of relevant business changes which could impact the proxy advisory firm’s capacity, competency, or independence, in a timely manner.

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APPENDIX C – PROXY VOTING POLICIES

Smith Group Asset Management, LLC

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;

The motivation and rationale for establishing the agreements;

The quality of the company's disclosure; and

The company's historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

• Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

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PART C
OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)(i)	Amended and Restated Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registration Statement on Form N-14 (the “N-14”) filed on June 15, 2022.
(a)(ii)	Certificate of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on January 11, 2022.
(b)	By-Laws are incorporated herein by reference to the Registration Statement filed on January 11, 2022.
(c)	None other than in the Declaration of Trust and By-Laws of the Registrant.
(d)(1)(i)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Growth Equity Fund, is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A filed on January 27, 2023.
(d)(1)(ii)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor FBP Equity & Dividend Plus Fund is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 28, 2023.
(d)(1)(iii)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Fitzgerald International Equity Fund is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on November 13, 2023.
(d)(1)(iv)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Fitzgerald High Income Fund and Cantor Fitzgerald Equity Opportunity Fund to be filed by amendment.
(d)(1)(v)	Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor Growth Equity is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(d)(1)(vi)	Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor International Equity Fund to is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on November 13, 2023.
(d)(1)(vii)	Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor Fitzgerald High Income Fund and Cantor Fitzgerald Equity Opportunity Fund to be filed by amendment.
(e)	Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(f)	Not applicable.
(g)	Custody Agreement is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(h)(1)	Master Services Agreement between the Registrant and Ultimus Trust Solutions, LLC is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(h)(2)	Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Growth Equity Fund is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(h)(3)	Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor FBP Equity & Dividend Plus Fund is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 28, 2023.

(h)(4)	Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor International Equity Fund is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on November 13, 2023.

(h)(5)	Compliance Services Consulting Agreement between the Registrant and Northern Lights Compliance Services is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(i)(1)	Opinion and Consent of Counsel to be filed by amendment.
(j)(1)	Consent of Independent Public Accountant is filed herewith.
(k)	None.
(m)	12b-1 Plan of the Registrant with respect to Class A shares is incorporated herein by reference to Pre-Effective Amendment 9 to the Registration Statement filed on January 26, 2024.
(n)	18f-3 Plan of the Registrant is incorporated herein by reference to Pre-Effective Amendment 9 to the Registration Statement filed on January 26, 2024.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(p)(2)	Code of Ethics for Cantor Fitzgerald Investment Advisors, L.P. is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(p)(3)	Code of Ethics for Smith Group Asset Management, LLC is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(p)(4)	Code of Ethics for principal underwriter is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(q)(1)	Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, is incorporated herein by reference to Pre-Effective Amendment 2 to the Registration Statement filed on April 22, 2022.
(q)(2)	Power of Attorney for Principal Financial Officer is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A filed on July 28, 2023.

ITEM 29. Control Persons. None.

ITEM 30. Indemnification. Article VII, Section 3 of the Registrant's Trust Instrument filed on January 11, 2022.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Activities of Investment Advisor.

Certain information pertaining to the business and other connections of the Advisor of each series of the Trust is incorporated herein by reference to the section of the Prospectus captioned “Investment Advisor” and to the section of the Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of the Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Cantor Fitzgerald Investment Advisors, L.P. -- File No. 801-72852.

ITEM 32. PRINCIPAL UNDERWRITER.

1.	Ultimus Fund Distributors, LLC

(a)	Ultimus Fund Distributors, LLC also serves as a principal underwriter for the following investment companies:

American Pension Investors Trust (d/b/a Yorktown Funds)	Schwartz Investment Trust
Bruce Fund, Inc.	Segall Bryant & Hamill Trust
Caldwell & Orkin Funds, Inc.	The Cutler Trust
Cantor Select Portfolios Trust	Ultimus Managers Trust
Capitol Series Trust	Unified Series Trust
Centaur Mutual Funds Trust	Valued Advisers Trust
Chesapeake Investment Trust	VELA Funds
CM Advisors Family of Funds	Volumetric Fund
Commonwealth International Series Trust	Waycross Independent Trust
Conestoga Funds	Williamsburg Investment Trust
Connors Funds	Papp Investment Trust
Eubel Brady & Suttman Mutual Fund Trust	Rocky Mountain Opportunity Trust
HC Capital Trust	Schwartz Investment Trust
Hussman Investment Trust	Segall Bryant & Hamill Trust
James Advantage Funds	The Cutler Trust
James Alpha Funds Trust	Ultimus Managers Trust
Manager Directed Portfolios.	Unified Series Trust
MSS Series Trust	Valued Advisers Trust
Oak Associates Funds	VELA Funds
ONEFUND TRUST	Volumetric Fund
Papp Investment Trust	Waycross Independent Trust
Rocky Mountain Opportunity Trust	Williamsburg Investment Trust

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name*	Title	Position with Trust
Kevin M. Guerette*	President	None

Stephen L. Preston*	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	AML Officer

Melvin Van Cleave*	Chief Information Security Officer	None

Douglas K. Jones*	Vice President	None

*	The principal business address of these individuals is 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

ITEM 34. MANAGEMENT SERVICES.

Not Applicable.

ITEM 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 10 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in Atlanta, Georgia, on April 8, 2024. Cantor Select Portfolios Trust.

By:	/s/ Tanya L. Boyle
Name: Tanya L. Boyle
Title: Attorney-in-Fact
* Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date
William Ferri *	Trustee, Chairman, President, & Principal Executive Officer	April 8, 2024
Douglas Barnard *	Trustee	April 8, 2024
Ramona Heine *	Trustee	April 8, 2024
Louis Zurita *	Trustee	April 8, 2024
Brian Curley *	Treasurer, Principal Financial Officer, and Principal Accounting Officer	April 8, 2024

*	Affixed by Tanya L. Boyle

Attorney-in-Fact - Pursuant to Powers of Attorney previously filed.

INDEX TO EXHIBITS

EXHIBIT NO.	NAME OF EXHIBIT

(j)(1)	Consent of Independent Public Accountant